UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2012 (March 12, 2012)

Helix Energy Solutions Group, Inc.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	001-32936 (Commission File Number)	95-3409686 (IRS Employer Identification No.)
400 N. Sam Houston Parkway E., Suite 400 Houston, Texas (Address of principal executive offices)	281-618-0400 (Registrant’s telephone number, including area code)	77060 (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 1.01  Entry into a Material Definitive Agreement

On March 12, 2012, Helix Energy Solutions Group, Inc. (the “Company”) executed a contract with Sembcorp Marine Ltd.’s (“Sembcorp Marine”) subsidiary, Jurong Shipyard Pte Ltd, (“Jurong Shipyard”) in Singapore for the construction of its newbuild semisubmersible well intervention vessel.   This $385.5 million shipyard contract represents the majority of the expected costs associated with this new semisubmersible well intervention vessel.   As previously announced in February, the Company believes the total cost of this vessel will approximate $525 million upon completion, which is scheduled for January 2015.    Under terms of this contract, payments will be made in fixed amounts on contractually scheduled dates. The contract also contains customary warranties related the vessel’s construction, as well as provisions associated with potential delays in the delivery of the vessel and those default events that could potentially result in termination of the contract.  In addition, the obligations of Jurong Shipyard under the contract are guaranteed by Sembcorp Marine.

The foregoing description of the contract does not purport to be complete and is qualified in its entirety by reference to the full text of the contract  which is filed as Exhibit 10.1, to this report on Form 8-K, and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above with respect to the contract is hereby incorporated by reference into this Item 2.03 insofar as it relates to the creation of a direct financial obligation.

Item 8.01  Other Events

The Company issued a press release dated March 12, 2012, that announced the signing of a contract with Sembcorp Marine’s subsidiary, Jurong Shipyard, in Singapore for the construction of its previously announced new semisubmersible well intervention vessel.    This press release is incorporated by reference herein as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit

Number                                Description

10.1	Construction contract dated as of March 12, 2012, between Helix Energy Solutions Group, Inc. and Jurong Shipyard Pte Ltd

99.1
Press release dated March 12, 2012 announcing signed construction contract between Helix Energy Solutions Group, Inc. and Sembcorp Marine’s Jurong Shipyard for construction of new semisubmersible well intervention vessel.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           March 15, 2012

HELIX ENERGY SOLUTIONS GROUP, INC.

By:           /s/ Anthony Tripodo
Anthony Tripodo
Executive Vice President and
Chief Financial Officer

Index to Exhibits

Exhibit No.                      Description

10.1	Construction contract dated as of March 12, 2012, between Helix Energy Solutions Group, Inc. and Jurong Shipyard Pte Ltd.

99.1
Press release dated March 12, 2012 announcing signed construction contract between Helix Energy Solutions Group, Inc. and Sembcorp Marine’s Jurong Shipyard for construction of new semisubmersible well intervention vessel.